                                                                    Exhibit 99


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


----------------------------------------------------x
                                                    :
In re                                               :  Chapter 11
                                                    :
SOLUTIA INC., ET AL.,                               :  Case No. 03-17949 (PCB)
                                                    :
         Debtors.                                   :  (Jointly Administered)
                                                    :
----------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises, Inc.       Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

                      MONTHLY OPERATING STATEMENT FOR THE
                          MONTH OF NOVEMBER 2007 (1)
                          --------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------x
                                                    :
In re                                               :  Chapter 11
                                                    :
SOLUTIA INC., ET AL.,                               :  Case No. 03-17949 (PCB)
                                                    :
         Debtors.                                   :  (Jointly Administered)
                                                    :
----------------------------------------------------x

                      MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF NOVEMBER 2007
                            ----------------------

DEBTORS' ADDRESS:                       575 Maryville Centre Dr.
                                        St. Louis, MO 63141

DEBTORS' ATTORNEY:                      KIRKLAND & ELLIS LLP
                                        Richard M. Cieri (RC-6062)
                                        Jonathan S. Henes (JH-1979)
                                        Citigroup Center
                                        153 East 53rd Street
                                        New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):            $ 15

REPORT PREPARER:                        Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:       December 28, 2007                /s/ Timothy J. Spihlman
                                             -----------------------
                                             Timothy J. Spihlman
                                             Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                        For the Month of November 2007

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 269,352,719.73
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc. *                        $--
-------------------------------------------------------------------------------

Solutia Systems, Inc. *                                     $--
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $--
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 13,157,266.12
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $--
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $--
-------------------------------------------------------------------------------

Axio Research Corporation *                                 $--
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $--
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $--
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $--
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 10,473.48
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $--
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 25,167.42
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $--
-------------------------------------------------------------------------------


* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                        For the Month of November 2007


         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                         SOLUTIA INC., ET AL.,
                            Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                        (Debtors in Possession)

                                            SOLUTIA GROUP*
                           CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                         (DOLLARS IN MILLIONS)

                                                                                  MONTH ENDED
                                                                                NOVEMBER 30, 2007
                                                                           ---------------------------
TOTAL NET SALES                                                             $                     317
TOTAL COST OF GOODS SOLD                                                                          274
                                                                           ---------------------------
GROSS PROFIT                                                                                       43

TOTAL MAT EXPENSE                                                                                  27
                                                                           ---------------------------
OPERATING INCOME                                                                                   16

INTEREST EXPENSE                                                                                  (11)
OTHER INCOME, NET                                                                                   1

REORGANIZATION ITEMS:
   Professional fees                                                                               (6)
   Provision for rejected executory contracts                                                       -
   Employee severance and retention costs                                                          (1)
   Adjustment to allowed claim amounts                                                              -
   Settlements of pre-petition claims                                                               -
   Other                                                                                            -
                                                                           ---------------------------
                                                                                                   (7)

                                                                           ---------------------------
LOSS BEFORE TAXES                                                                                  (1)
Income tax expense                                                                                  3
                                                                           ---------------------------
NET LOSS                                                                    $                      (4)
                                                                           ===========================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                 SOLUTIA INC., ET AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)

                                    SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                                AS OF NOVEMBER 30, 2007

                                                                         (Dollars in
                                ASSETS                                    millions)
                                ------                                 ---------------
Cash                                                                    $         166
Trade Receivables, net                                                            466
Inventories                                                                       404
Other Current Assets                                                              196
Assets of Discontinued Operations                                                   8
                                                                       ---------------
TOTAL CURRENT ASSETS                                                            1,240
Property, Plant and Equipment, net                                              1,054
Investments in Affiliates                                                           1
Intangible Assets, net                                                            205
Other Assets                                                                      149
                                                                       ---------------
TOTAL ASSETS                                                            $       2,649
                                                                       ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                        $         298
Short-Term Debt, including current portion of long-term debt                      975
Other Current Liabilities                                                         317
Liabilities of Discontinued Operations                                              6
                                                                       ---------------
TOTAL CURRENT LIABILITIES                                                       1,596
Long-Term Debt                                                                    363
Other Long-Term Liabilities                                                       310
                                                                       ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                     2,269
LIABILITIES SUBJECT TO COMPROMISE                                               1,815
SHAREHOLDERS' DEFICIT                                                          (1,435)
                                                                       ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                               $       2,649
                                                                       ===============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                              SOLUTIA INC., ET AL.,
                                 Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                             (Debtors in Possession)

                                                  SOLUTIA GROUP*
                                 CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                              (DOLLARS IN MILLIONS)



                                                                                             MONTH ENDED
                                                                                          NOVEMBER 30, 2007
OPERATING ACTIVITIES:                                                                ----------------------------
        Net loss                                                                      $                      (4)
        Depreciation and amortization                                                                        10
        Restructuring expenses and other unusual items                                                        1
        Changes in assets and liabilities:
           Trade receivables                                                                                 18
           Inventories                                                                                      (12)
           Accounts payable                                                                                  11
           Liabilities subject to compromise:
             Pension plan liabilities                                                                        (1)
             Other postretirement benefits liabilities                                                       (3)
             Other liabilities subject to compromise                                                          -
           Other assets and liabilities                                                                      16
                                                                                    ----------------------------
        NET CASH PROVIDED BEFORE REORGANIZATION ITEMS                                                        36

        OPERATING CASH FLOWS - REORGANIZATION ITEMS:
           Professional services fees                                                                        (4)
           Employee severance and retention payments                                                          -
           Other                                                                                              -
                                                                                    ----------------------------
                  NET CASH USED IN REORGANIZATION ITEMS                                                      (4)

                                                                                    ----------------------------
                     NET CASH PROVIDED BY OPERATING ACTIVITIES                                               32
                                                                                    ============================

INVESTING ACTIVITIES:
        Property, plant and equipment purchases                                                             (19)
        Acquisition and investment payments                                                                  (7)
        Restricted cash                                                                                      (2)
                                                                                    ----------------------------
                  NET CASH USED IN INVESTING ACTIVITIES                                                     (28)
                                                                                    ============================

FINANCING ACTIVITIES:
        Net change in revolving credit facilities                                                             9
        Payment of equity commitment fees                                                                    (6)
        Net change in multi-currency lines of credit                                                         (1)
                                                                                    ----------------------------
                  NET CASH PROVIDED BY FINANCING ACTIVITIES                                                   2
                                                                                    ============================


NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                     6
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                              160
                                                                                    ----------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                             $                      166
                                                                                    ============================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                         SOLUTIA INC., ET AL.,
                            Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                        (Debtors in Possession)

                                       SOLUTIA CHAPTER 11 DEBTORS
                            CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                         (DOLLARS IN MILLIONS)

                                                                                    MONTH ENDED
                                                                                 NOVEMBER 30, 2007
                                                                            ---------------------------
TOTAL NET SALES                                                              $                     199
TOTAL COST OF GOODS SOLD                                                                           185
                                                                            ---------------------------
GROSS PROFIT                                                                                        14

TOTAL MAT EXPENSE                                                                                   17
                                                                            ---------------------------
OPERATING LOSS                                                                                      (3)

INTEREST EXPENSE, NET                                                                               (9)
OTHER INCOME, NET                                                                                    4

REORGANIZATION ITEMS:
   Professional fees                                                                                (6)
   Provision for rejected executory contracts                                                        -
   Employee severance and retention costs                                                           (1)
   Adjustment to allowed claim amounts                                                               -
   Settlements of pre-petition claims                                                                -
   Other                                                                                             -
                                                                            ---------------------------
                                                                                                    (7)

                                                                            ---------------------------
LOSS BEFORE TAXES                                                                                  (15)
Income tax expense                                                                                   -
                                                                            ---------------------------
NET LOSS                                                                     $                     (15)
                                                                            ===========================

See Accompanying Notes to Consolidated Financial Statements.

                                 SOLUTIA INC., ET AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)

                              SOLUTIA CHAPTER 11 DEBTORS
               CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                                AS OF NOVEMBER 30, 2007

                                                                         (Dollars in
                                ASSETS                                     millions)
                                ------                                 ---------------
Cash                                                                    $           3
Trade Receivables, net                                                            194
Account Receivables-Unconsolidated Subsidiaries                                    64
Inventories                                                                       176
Other Current Assets                                                               81
Assets of Discontinued Operations                                                   6
                                                                       ---------------
TOTAL CURRENT ASSETS                                                              524
Property, Plant and Equipment, net                                                652
Investments in Subsidaries and Affiliates                                         687
Intangible Assets, net                                                            106
Other Assets                                                                       67
                                                                       ---------------
TOTAL ASSETS                                                            $       2,036
                                                                       ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                        $         217
Short-Term Debt, including current portion of long-term debt                      943
Other Current Liabilities                                                         172
Liabilities of Discontinued Operations                                              2
                                                                       ---------------
TOTAL CURRENT LIABILITIES                                                       1,334
Long-Term Debt                                                                     19
Other Long-Term Liabilities                                                       175
                                                                       ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                     1,528
LIABILITIES SUBJECT TO COMPROMISE                                               1,936
SHAREHOLDERS' DEFICIT                                                          (1,428)
                                                                       ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                               $       2,036
                                                                       ===============

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; chemicals for the rubber industry; specialty products such as heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the Solutia Spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing. The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, consists of: (a) a $975 million fully-drawn term loan; and (b) a $250 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility.

         On October 15, 2007, Solutia filed its Fifth Amended Joint Plan of Reorganization (as may be modified, the "Plan") and the related Fifth Amended Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. The Disclosure Statement was approved by the Bankruptcy Court on October 19, 2007. The Plan is based on a comprehensive settlement reached with all of the major constituents in Solutia's bankruptcy case which includes the following parties: Monsanto, noteholders controlling at least $300 million in principal amount of the 2027/2037 notes, the Official Committee of General Unsecured Creditors, the Official Committee of Equity Security Holders and the Ad Hoc Trade Committee.

         The Disclosure Statement contains a description of the events that led up to the Debtors' bankruptcy filing, the actions the Debtors' have taken to improve their financial situation while in bankruptcy, a current description of the Debtors' businesses and a summary of the classification and treatment of allowed claims and equity interests under the Plan. The Disclosure Statement was sent to Solutia's creditors and equity interest holders to solicit approval of the Plan. After votes were received and tabulated, a hearing was held before the Bankruptcy Court on November 29, 2007 at which hearing the Plan was approved.

         Under the Plan, Solutia will emerge from bankruptcy as an independent publicly-held company ("Reorganized Solutia"). The Plan provides for a re-allocation of legacy liabilities between Monsanto and Solutia, and an underlying settlement with the Official Committee of Retirees, the terms of which are set forth in the Monsanto Settlement Agreement and the Retiree Settlement Agreement, which have been filed with the Bankruptcy Court.

         The distributions to be provided to creditors and equity holders are set forth in the Plan and described in the Disclosure Statement. These documents have been provided to the Securities & Exchange Commission as exhibits to Form 8-K, dated October 22, 2007.

         Although the Plan provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that the Plan will be implemented successfully.

         Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. In accordance with Financial Accounting Standards

Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

         Liquidity

         At November 30, 2007, total liquidity for the Solutia Group was approximately $417 million, consisting of $155 million of cash, revolving credit facility availability of $102 million, and DIP facility availability of $160 million. At November 30, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $163 million, consisting of $3 million of cash and DIP facility availability of $160 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. SUPPLEMENTAL INFORMATION - CONSOLIDATED STATEMENT OF OPERATIONS AND CASH
   FLOWS

Integrated Nylon Manufacturing Interruption
-------------------------------------------

         Results of operations were impacted unfavorably by $5 million for the month ended November 30, 2007 due to issues surrounding the restart of one of the acrylonitrile manufacturing units at the Alvin, Texas manufacturing facility in the Integrated Nyon reportable segment. The acrylonitrile manufacturing unit was in a planned shutdown in October and the restart was slower than anticipated, impacting November production. The $5 million impact to results of operations resulted from lower sales and higher manufacturing cost.

Restructuring Expenses and Other Unusual Items
----------------------------------------------

         Month Ended November 30, 2007

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were $1 million for the month ended November 30, 2007. These restructuring expenses and other unusual items consisted of $1 million of restructuring charges, primarily severance and retraining costs.

Acquisition - CPFilms
---------------------

         On November 13, 2007, Solutia's 100% owned subsidiary, CPFilms, purchased a producer of dyed polyester films. CPFilms purchased the producer's customer list, patents, production equipment and certain other assets for $7 million.

Equity Commitment Fee
---------------------

         During the month ended November 30, 2007, Solutia paid $6 million in equity commitment fees in relation to the $250 million of new common stock which will be sold to the noteholders and general unsecured creditors in accordance with the approved Plan.

                                                      SOLUTIA INC., ET AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                     (Debtors in Possession)

                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                  MONTH ENDED NOVEMBER 30, 2007

                                                             PRE-PETITION            POST-PETITION                 TOTAL
                                                                AMOUNT                  AMOUNT                    AMOUNT
                                                         ---------------------   ----------------------    ----------------------
1.     GROSS SALARIES AND WAGES                                             -            21,012,946.69             21,012,946.69

2.     PAYROLL TAXES WITHHELD                                               -             5,929,790.60              5,929,790.60

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                                     -             1,661,415.32              1,661,415.32

4.     GROSS TAXABLE SALES                                                  -               823,978.54                823,978.54

5.     SALES TAXES COLLECTED / USE TAX PAID                                 -               325,040.92                325,040.92

6.     PROPERTY TAXES PAID                                                  -             5,039,431.71              5,039,431.71

7.     OTHER TAXES PAID                                                     -                76,779.29                 76,779.29

                                                        SOLUTIA INC., ET AL.,
                                           Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                       (Debtors in Possession)

                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED NOVEMBER 30, 2007


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                  PRE-PETITION   POST-PETITION          TOTAL                                       ITEM
DEBTOR ENTITY      DATE              AMOUNT         AMOUNT              AMOUNT       TYPE OF TAX                   NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.     11/01/07             0.00         121,910.09         121,910.09     Employee Payroll Taxes           2
Solutia Inc.     11/02/07             0.00         191,914.12         191,914.12     Employee Payroll Taxes           2
Solutia Inc.     11/06/07             0.00          26,442.55          26,442.55     Employee Payroll Taxes           2
Solutia Inc.     11/07/07             0.00          89,870.90          89,870.90     Employee Payroll Taxes           2
Solutia Inc.     11/08/07             0.00         210,326.91         210,326.91     Employee Payroll Taxes           2
Solutia Inc.     11/09/07             0.00         272,656.45         272,656.45     Employee Payroll Taxes           2
Solutia Inc.     11/14/07             0.00          91,917.68          91,917.68     Employee Payroll Taxes           2
Solutia Inc.     11/15/07             0.00       1,779,438.74       1,779,438.74     Employee Payroll Taxes           2
Solutia Inc.     11/16/07             0.00         205,627.16         205,627.16     Employee Payroll Taxes           2
Solutia Inc.     11/21/07             0.00         307,695.25         307,695.25     Employee Payroll Taxes           2
Solutia Inc.     11/23/07             0.00         192,756.13         192,756.13     Employee Payroll Taxes           2
Solutia Inc.     11/28/07             0.00         117,007.27         117,007.27     Employee Payroll Taxes           2
Solutia Inc.     11/29/07             0.00          92,548.52          92,548.52     Employee Payroll Taxes           2
Solutia Inc.     11/30/07             0.00       2,210,177.72       2,210,177.72     Employee Payroll Taxes           2
Solutia Inc.     11/01/07             0.00          28,182.75          28,182.75     Employer Payroll Taxes           3
Solutia Inc.     11/02/07             0.00          44,129.86          44,129.86     Employer Payroll Taxes           3
Solutia Inc.     11/06/07             0.00             444.19             444.19     Employer Payroll Taxes           3
Solutia Inc.     11/07/07             0.00          26,612.09          26,612.09     Employer Payroll Taxes           3
Solutia Inc.     11/08/07             0.00          68,358.48          68,358.48     Employer Payroll Taxes           3
Solutia Inc.     11/09/07             0.00          48,216.57          48,216.57     Employer Payroll Taxes           3
Solutia Inc.     11/14/07             0.00          26,737.76          26,737.76     Employer Payroll Taxes           3
Solutia Inc.     11/15/07             0.00         542,475.02         542,475.02     Employer Payroll Taxes           3
Solutia Inc.     11/16/07             0.00          45,319.51          45,319.51     Employer Payroll Taxes           3
Solutia Inc.     11/21/07             0.00          96,955.53          96,955.53     Employer Payroll Taxes           3
Solutia Inc.     11/23/07             0.00          41,570.69          41,570.69     Employer Payroll Taxes           3
Solutia Inc.     11/28/07             0.00          32,629.72          32,629.72     Employer Payroll Taxes           3
Solutia Inc.     11/29/07             0.00          27,001.78          27,001.78     Employer Payroll Taxes           3
Solutia Inc.     11/30/07             0.00         601,990.68         601,990.68     Employer Payroll Taxes           3
Solutia Inc.     11/19/07             0.00         281,489.07         281,489.07     Sales/Use Tax                    5
CPFilms Inc.     11/30/07             0.00          43,551.85          43,551.85     Sales/Use Tax                    5
Solutia Inc.     11/26/07             0.00             819.12             819.12     Property Tax                     6
Solutia Inc.     11/29/07             0.00       1,919,394.55       1,919,394.55     Property Tax                     6
Solutia Inc.     11/29/07             0.00       2,530,899.26       2,530,899.26     Property Tax                     6
CPFilms Inc.     11/30/07             0.00         588,318.78         588,318.78     Property Tax                     6
Solutia Inc.     11/07/07             0.00              35.00              35.00     IRS Form 8802                    7
Solutia Inc.     11/12/07             0.00          43,265.00          43,265.00     Other -Ohio CAT                  7
Solutia Inc.     11/20/07             0.00          33,000.00          33,000.00     Other - Franchise                7
Solutia Inc.     11/26/07             0.00             469.48             469.48     FL Railcar Tax                   7
Solutia Inc.     11/29/07             0.00               9.81               9.81     FL Railcar Tax                   7


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